File No. 2-88822

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

     Pre-Effective Amendment No.                               [ ]

     Post-Effective Amendment No. 19                           [X]



                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF  1940
                                                               [X]


     Amendment No. 19                                          [X]





                 (Check appropriate box or boxes.)

                 DREYFUS CAPITAL VALUE FUND, INC.
        (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York            10166
          (Address of Principal Executive Offices)       (Zip Code)


     Registrant's Telephone Number, including Area Code: (212)
922-6000

                    Daniel C. Maclean III, Esq.
                          200 Park Avenue
                     New York, New York 10166
              (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


      X   on February 1, 1996 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
     on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

     this post-effective amendment designates a new effective
___  date for a previously filed post-effective amendment.



     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940.
Registrant's Rule 24f-2 Notice for the fiscal year ended
September 30, 1995 was filed on November 29, 1995.




                 DREYFUS CAPITAL VALUE FUND, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                        Page
_________      _______                                        ____

   1           Cover Page                                    Cover


   2           Synopsis                                        3



   3           Condensed Financial Information                 3



   4           General Description of Registrant               7



   5           Management of the Fund                          10



   5(a)        Management's Discussion of Fund's Performance   *


   6           Capital Stock and Other Securities              27


   7           Purchase of Securities Being Offered            12


   8           Redemption or Repurchase                        21



   9           Pending Legal Proceedings                       *


Items in
Part B of
Form N-1A
---------

   10          Cover Page                                    Cover

   11          Table of Contents                             Cover

   12          General Information and History               B-1,
                                                             B-32

   13          Investment Objectives and Policies            B-2


   14          Management of the Fund                        B-13



   15          Control Persons and Principal                 B-13
               Holders of Securities



   16          Investment Advisory and Other                 B-17
               Services



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                 DREYFUS CAPITAL VALUE FUND, INC.
     Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                  Page
_________     _______                                  _____



   17         Brokerage Allocation                     B-29



   18         Capital Stock and Other Securities        B-32



   19         Purchase, Redemption and Pricing          B-19;
              of Securities Being Offered               B-22; B-26



   20         Tax Status                                *



   21         Underwriters                              B-19



   22          Calculations of Performance Data         B-30



   23          Financial Statements                     B-38



Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits         C-1

   25          Persons Controlled by or Under            C-3
               Common Control with Registrant

   26          Number of Holders of Securities           C-3

   27          Indemnification                           C-3

   28          Business and Other Connections of         C-4
               Investment Adviser


   29          Principal Underwriters                    C-12



   30          Location of Accounts and Records          C-15



   31          Management Services                       C-15



   32          Undertakings                              C-15




_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

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PROSPECTUS                                                  FEBRUARY 1, 1996
                  DREYFUS CAPITAL VALUE FUND (A PREMIER FUND)


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        DREYFUS CAPITAL VALUE FUND(A PREMIER FUND) (THE "FUND") IS AN
OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME. THE FUND INVESTS IN A WIDE RANGE OF EQUITY AND DEBT SECURITIES AND MONEY MARKET INSTRUMENTS.


        BY THIS PROSPECTUS, THE FUND IS OFFERING FOUR CLASSES OF SHARES -- CLASS A, CLASS B, CLASS C AND CLASS R -- WHICH ARE DESCRIBED HEREIN. SEE "ALTERNATIVE PURCHASE METHODS."
        YOU CAN PURCHASE OR REDEEM ALL CLASSES OF SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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                               TABLE OF CONTENTS


                                                                      Page
        Fee Table...........................................            3
        Condensed Financial Information.....................            3
        Alternative Purchase Methods........................            6
        Description of the Fund.............................            7
        Management of the Fund..............................           10
        How to Buy Shares...................................           12
        Shareholder Services................................           17
        How to Redeem Shares................................           21
        Distribution Plan and Shareholder Services Plan......          24
        Dividends, Distributions and Taxes....................         25
        Performance Information...............................         26
        General Information..................................          27
        Appendix............................................           29


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Page Intentionally Left Blank
       Page 2


                               FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES                                         CLASS A    CLASS B      CLASS C    CLASS R
    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...................                 4.50%    None          None        None
    Maximum Deferred Sales Charge Imposed on Redemptions
    (as a percentage of the amount subject to charge).....                None*      4.00%        1.00%      None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
    Management Fees.......................................                 .75%        .75%        .75%        .75%
    12b-1 Fees............................................                 None          .75%        .75%      None
    Other Expenses........................................                 .94%        .94%        .94%        .69%
    Total Fund Operating Expenses.........................                 1.69%      2.44%        2.44%      1.44%
EXAMPLE
    You would pay the following
    expenses on a $1,000 investment,
    assuming (1) 5% annual return and
    (2) except where noted, redemption at
    the end of each time period:
                                                                     CLASS A      CLASS B        CLASS C        CLASS R
          1 YEAR                                                      $ 61        $65/$25**       $34/$25**      $ 15
          3 YEARS                                                     $ 96        $106/$76**      $ 76           $ 46
          5 YEARS                                                     $133        $150/$130**     $130           $ 79
          10 YEARS                                                    $236        $242***         $278           $172


------------------


   *A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
 **Assuming no redemption of shares.
***Ten-year figure assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.


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         THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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         The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses for Class C and Class R are based on applicable amounts for Class A for the Fund's last fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Distribution Plan and Shareholder Services Plan."


                    CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


        Page 3
FINANCIAL HIGHLIGHTS


        Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                            CLASS A SHARES                                                   CLASS B SHARES
                                   --------------------------------------------------------------------   -----------------
                                                                                                               YEAR ENDED
                                    YEAR ENDED SEPTEMBER 30,                                                 SEPTEMBER 30,
                              -------------------------------------------------------------------------- -----------------------
PER SHARE DATA:        1986(1)(2)  1987(1)  1988(1)  1989(1)  1990(1)   1991   1992   1993   1994   1995   1993(3)   1994   1995
                        ---------  -------   ------  -------  -------  ------ ------ -----  -----  -----   -------   ----  ------
 Net asset value,
  beginning of period   $7.25       $9.54   $12.84   $12.68   $14.42   $15.08 $12.97 $12.41 $11.42 $11.88  $10.58   $11.32 $11.69
                        ------      -----   ------   ------   ------   ------  ----- -----  -----  ------  ------   ------ ------
 INVESTMENT OPERATIONS:
 Investment income_net(4) .03         .07      .58      .90      .89      .73    .40    .24    .24    .36     .03      .23    .31
 Net realized and
  unrealized gain (loss)
  on investments(4)      2.26        3.59     (.18)    1.60      .61     (.89)   (.39)  (.62)  .46  (1.37)    .71      .38 (1.38)
  TOTAL FROM
                        ------      -----   ------   ------   ------   ------  ----- -----  -----  ------  ------   ------ ------
   INVESTMENT OPERATIONS 2.29        3.66       .40    2.50      1.50    (.16)    .01   (.38)  .70  (1.01)    .74      .61 (1.07)
                        ------      -----   ------   ------   ------   ------  ----- -----  -----  ------  ------   ------ ------
 DISTRIBUTIONS:
 Dividends from investment
  income--net(4)          -_         (.03)     (.15)   (.76)     (.84)   (.99)   (.57)  (.61) (.24)  (.26)     -_     (.24) (.21)
 Dividends from net realized
  gain on investments(4)   -_        (.33)     (.41)     -_        -_    (.96)     -_     -_    -_    -_       -_       -_   --
                        ------      -----   ------   ------   ------   ------  ----- -----  -----  ------  ------   ------ ------
 TOTAL DISTRIBUTIONS       -_        (.36)     (.56)   (.76)     (.84)  (1.95)   (.57)  (.61) (.24)  (.26)     -_     (.24) (.21)
                        ------      -----   ------   ------   ------   ------  ----- -----  -----  ------  ------   ------ ------
 Net asset value,
  end of period          $9.54     $12.84    $12.68   $14.42    $15.08 $12.97   $12.41$11.42 $11.88  $10.61 $11.32 $11.69 $10.41
                         =====     ======    ======   ======    ====== ======   ====== =====  =====  ====== =====  ======  =====
TOTAL INVESTMENT
 RETURN (5)            31.59%(6)  39.72%     3.29%   20.95%   10.53%  (.70%)  (.02%) (2.70%) 6.14%  (8.58%) 6.99%(6) 5.35%(9.27%)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses
  to average net asset  1.47%(6)   1.50%     1.24%    1.22%    1.20%  1.19%    1.19%  1.23%   1.21%  1.24%  1.49%(6) 1.99% 1.99%
 Ratio of dividends and interest on
  securities sold short
  to average net assets     -_      .15%      .13%     .03%     .26%    .49%    .39%   .45%    .39%   .45    .31%(6)  .40%  .45%
 Ratio of net investment income
  to average net assets   .45%(6)  2.25%     6.08%    6.93%    6.64%   5.58%   2.83   1.94%   2.06%  3.61%   .83%(6)  1.39% 2.86%
 Decrease reflected in above
  expense ratios due to
  expense reimbursements  .84%(6)   .29%      -_         -_      -_      -_     -_       -_    -_     --       -_      -_     -_
 Portfolio Turnover
  Rate                 140.99%   102.16%    56.31%   19.46%   62.84% 154.07% 344.29% 41.78% 45.57%  54.70%  41.78%  45.57% 54.70%
  Net Assets, end of period
 (000's omitted) $9,444 $139,796 $502,442 $607,192 $741,267 $755,450 $537,392 $412,316 $402,708 $271,052 $30,378 $108,532 $87,847


-------------------------------


(1)    Per share data restated to reflect a 100% stock dividend at the close of business on February 16, 1990.
(2)    From October 10, 1985 (commencement of operations) to September 30, 1986.
(3)    From January 15, 1993 (commencement of initial offering) to September 30, 1993.
(4)    Per share data for 1986 and 1987 has been restated for comparative purposes.
(5)    Exclusive of sales load.
(6)    Not annualized.





                                                                                   CLASS C                CLASS R
                                                                                 -----------------    -----------------
                                                                                   Period Ended        Period Ended
PER SHARE DATA:                                                                   September 30,        September 30,
                                                                                 ---------------     -------------------
                                                                                    1995(1)               1995(1)
                                                                                     -------           --------
  Net asset value, beginning of period................................              $10.64             $10.84
                                                                                    -------            -------
  INVESTMENT OPERATIONS:
  Investment income-net ..............................................                 .02               .04
  Net realized and unrealized (loss) on investments...................                (.25)             (.26)
                                                                                     -------           ------
  TOTAL FROM INVESTMENT OPERATIONS....................................                 (.23)             (.22)
                                                                                    -------            -------
  DISTRIBUTIONS:
  Dividends from investment income-net................................                 --                  --
  Dividends from net realized gain on investments.....................                 --                  --
                                                                                    -------            -------
  TOTAL DISTRIBUTIONS.................................................                 --                  --
                                                                                    -------            -------
  Net asset value, end of period......................................              $10.41             $10.62
                                                                                    ======             ======
TOTAL INVESTMENT RETURN(2)............................................              (2.26%)(3)          (2.03%)(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses to average net assets...................                 .26%(3)            .14%(3)
  Ratio of dividends and interest on securities sold short to average net assets       .06%(3)            .04%(3)
  Ratio of net investment income to average net assets................                 .23%(3)            .38%(3)
  Decrease reflected in above expense ratios due to
  expense reimbursements..............................................                  --                  --
  Portfolio Turnover Rate.............................................                54.70%             54.70%
  Net Assets, end of period (000's omitted)...........................                    $1                $1


------------------


(1)    From August 22, 1995 (commencement of initial offering) to September 30, 1995.
(2)    Exclusive of sales load.
(3)    Not annualized.


          Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                               DEBT OUTSTANDING
                                                                  YEAR ENDED SEPTEMBER 30,
                                   --------------------------------------------------------------------------------------------
                                   1986(1)     1987       1988      1989       1990      1991     1992     1993     1994    1995
                                  -------    -------    -------    -------    -------   -------  -------  -------  ------- ------
Amount of debt  outstanding
    at end of period
    (in thousands).......           --           -_        -_        -_        -_         -_        -_       -_      --  $10,000
Average amount of debt
    outstanding throughout period
    (in thousands)(2).....          --           -_        -_        _-        --       --         -_       -_       -_    $859
Average number of shares
    outstanding throughout
    period (in thousands)(3)       --            -_         -_       --         --       -_        --       -_       -_   38,750
Average amount of debt per share
    throughout period              --            -_         -_        _-        --       --        --       --        -_   $ .02



(1)From October 10, 1985 (commencement of operations) to September 30, 1986.
(2)Based upon daily outstanding borrowings.
(3)Based upon month-end balances.



        Page 5
                   ALTERNATIVE PURCHASE METHODS

        The Fund offers you four methods of purchasing Fund shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may choose from Class A, Class B and Class C the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.


        Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares _ Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan _ Shareholder Services Plan."



        Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Shares _ Class B Shares" and "How to Redeem Shares_Contingent Deferred Sales Charge -- Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of l% of the value of the average daily net assets of Class
B. In addition, Class B shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class
B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.



        Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Shares _ Class C Shares" and "How to Redeem Shares -- Contingent Deferred Sales Charge -- Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.


        Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corpora tions, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.
        The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. If you are not eligible to purchase Class R shares, you should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares
         Page 6
purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature, and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.
                        DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE


        The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.


MANAGEMENT POLICIES


        The Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. The Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Fund may invest in the securities of companies whose principal activities are in, or governments of, emerging markets. The Fund will not invest more than 65% of its assets in securities of foreign issuers. See "Investment Considerations and Risks _ Foreign Securities" below.


        Dreyfus and Comstock Partners, Inc. ("Comstock Partners"), the Fund's sub-investment adviser (collectively, the "Advisers"), have broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Fund will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Fund's permitted investment types at all times. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities or money market instruments, or in a combination of these classes of investments. The asset allocation mix for the Fund will be determined by the Advisers at any given time in light of their assessment of current economic conditions and investment opportunities. The asset allocation mix selected will be a primary determinant of the Fund's investment performance.


        The Fund generally seeks to invest in equity securities determined by the Advisers to offer above average potential for total return. In making this determination, factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities will be taken into account. The Fund will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.



        The Fund typically purchases a debt security if the Advisers believe that the yield and potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. In determining whether the Fund should invest in particular debt securities, the Advisers consider factors such as: the price, coupon and yield to maturity; their assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and
        Page 7
early redemption provisions. They also will review the ratings, if any, assigned to the securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. ("S&P") or other recognized rating agencies. The judgment of the Advisers as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.



        The Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating services (i.e., securities rated C by Moody's or D by S&P). Low-rated and unrated securities have special risks relating to the ability of the Fund to receive timely, or perhaps ultimate, payment of principal and interest. They are considered to have speculative characteristics and to be of poor quality; some obligations in which the Fund may invest, such as debt securities rated D by S&P, may be in default. The Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's and BB or lower by S&P. See "Investment Considerations and Risks_Lower Rated Securities" below for a discussion of certain risks and "Appendix" in the Statement of Additional Information.



        The money market instruments in which the Fund may invest include:
U.S. Government securities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper of any rating; and repurchase agreements involving U.S. Government securities. The Fund may invest up to 100% of its assets in money market instruments, but at no time will the Fund's investments in the bank obligations, including time deposits, exceed 25% of its assets. See "Appendix _Certain Portfolio Securities."



        The Fund also may purchase to a limited extent securities representing the right to receive the capital appreciation above a certain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts. The percentage of the Fund's assets that may be invested in shares of unit investment trusts is subject to the limitations set forth in the 1940 Act.



        The Fund's annual portfolio turnover rate is not expected to exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, short-selling and lending portfolio securities. See also "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.





INVESTMENT CONSIDERATIONS AND RISKS



GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management
Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.



EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.



        The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.

FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by the Fund, such as those rated Baa or lower by Moody's and BBB or lower by S&P may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Lower Rated Securities" and "Appendix_Certain Portfolio Securities_Ratings" below, and "Appendix" in the Statement of Additional Information.



LOWER RATED SECURITIES -- The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities. These are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix _Certain Portfolio Securities_Ratings."



FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.



        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.



        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.



        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.



FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix _ Investment Techniques _ Foreign Currency Transactions."

USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index, currency or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.



SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by Dreyfus or Comstock Partners. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                        MANAGEMENT OF THE FUND
INVESTMENT ADVISER


        Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1995, Dreyfus managed or administered approximately $81 billion in assets for approximately 1.7 million investor accounts nationwide.



        Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Maryland law.



        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial and administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.


        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay Dreyfus an annual fee, payable monthly, as set forth below:

                                                                                  ANNUAL FEE AS A PERCENTAGE OF
               AVERAGE NET ASSETS                                                    AVERAGE DAILY NET ASSETS
               --------------------------------                               --------------------------------------------------

               0 up to $25 million.............................                            .60 of 1%
               $25 up to $75 million...........................                            .50 of 1%
               $75 up to $200 million..........................                            .45 of 1%
               $200 up to $300 million.........................                            .40 of 1%
               In excess of $300 million.......................                            .375 of 1%


        For the fiscal year ended September 30, 1995, the Fund paid Dreyfus a monthly investment advisory fee at the effective annual rate of .43 of 1% of the value of the Fund's average daily net assets.

        In allocating brokerage transactions for the Fund, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds in the Dreyfus Family of Funds as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the investment advisory fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Services Agents in respect of these services. SUB-INVESTMENT ADVISER


        Comstock Partners, a registered investment adviser located at 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913, was formed in 1986 and serves as the Fund's sub-investment adviser. As of December 31, 1995, Comstock Partners managed approximately $696 million in assets for three investment companies and several discretionary accounts.


        Comstock Partners, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as research and statistical information under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. Investment decisions for the Fund are made by the Investment Policy Committee of Comstock Partners and no person is primarily responsible for making recommendations to that committee. Comstock Partners and Dreyfus also provide research services for the Fund as well as for other funds advised by Comstock Partners or Dreyfus through their respective professional staffs of portfolio managers and securities analysts.
        Stanley Salvigsen, Chairman of the Board and Chief Executive Officer of Comstock Partners and Charles L. Minter, Vice Chairman and Chief Operating Officer of Comstock Partners are portfolio managers of the Fund. In the October 1986 issue of Institutional Investor, Mr. Salvigsen was selected as the leading portfolio strategist during the preceding 12-month period, as determined by a survey of the opinions of research or investment managers at a selected group of large money management organizations. Subsequent to 1986, Mr. Salvigsen has not been evaluated in connection with this survey, which considers only brokerage-firm analysts. Mr. Salvigsen's past performance, or opinions of others as to the quality of such performance, is no guarantee of future performance by the Fund.
        Under the terms of the Sub-Investment Advisory Agreement, the Fund has agreed to pay Comstock Partners an annual fee, payable monthly, as set forth below:

                                                                                       ANNUAL FEE AS A PERCENTAGE OF
               AVERAGE NET ASSETS                                                     AVERAGE DAILY NET ASSETS
               -----------------------------                                  ------------------------------------------------
               0 up to $25 million.............................                            .15 of 1%
               $25 up to $75 million...........................                            .25 of 1%
               $75 up to $200 million..........................                            .30 of 1%
               $200 up to $300 million.........................                            .35 of 1%
               In excess of $300 million.......................                            .375 of 1%



        For the fiscal year ended September 30, 1995, the Fund paid Comstock Partners a monthly sub-investment advisory fee at the effective annual rate of
 .32 of 1% of the value of the Fund's average daily net assets.


EXPENSES


        The aggregate fee paid to the Advisers is higher than that paid by most other investment companies. From time to time, Dreyfus and/or Comstock Partners may waive receipt of their fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus or Comstock Partners at a
        Page 11
later time for any amounts which may be waived, nor will the Fund reimburse Dreyfus or Comstock Partners for any amounts which may be assumed.


DISTRIBUTOR


        The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.



TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN



        Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.



                            HOW TO BUY SHARES


GENERAL
        Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.
        Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
        When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution Plan or Shareholder Services Plan. You should consult your Servi ce Agent in this regard.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus, or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affi-
         Page 12
liates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. Full-time employees of Comstock Partners may purchase Fund shares without regard to minimum initial investment requirements. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither additional nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."


        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Class' DDA# as shown below, for purchase of Fund shares in your name:
               DDA # 8900119551 Dreyfus Capital Value Fund/Class A shares; DDA # 8900115181 Dreyfus Capital Value Fund/Class B shares; DDA # 8900251980 Dreyfus Capital Value Fund/Class C shares; or DDA # 8900252332 Dreyfus Capital Value Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset Builder, the Dreyfus Government Direct Deposit Privilege and Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a
         Page 13
convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."


        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.




        If an order is received in proper form by the Transfer Agent or other agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of such close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.
        Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.



        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information
        Page 14
concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


CLASS A SHARES
        The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                                                    TOTAL SALES LOAD
                                                       -------------------------------------
                                                      AS A % OF                AS A % OF         DEALERS' REALLOWANCE
                                                    OFFERING PRICE          NET ASSET VALUE           AS A % OF
               AMOUNT OF TRANSACTION                  PER SHARE                PER SHARE            OFFERING PRICE
               ---------------------------          -------------------   --------------------      ------------------

               Less than $50,000......                   4.50                   4.70                   4.25
               $50,000 to less than $100,000             4.00                   4.20                   3.75
               $100,000 to less than $250,000            3.00                   3.10                   2.75
               $250,000 to less than $500,000            2.50                   2.60                   2.25
               $500,000 to less than $1,000,000          2.00                   2.00                   1.75
               $1,000,000 or more.....                    -0-                    -0-                    -0-


        A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem
Fund Shares -- Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.
        If you were an actual beneficial owner of Fund shares held in a Fund account on April 16, 1987, you may purchase Class A shares for that Fund account without a sales load.
        Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time employees of Comstock Partners and full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing. Class A shares purchased in connection with the Dreyfus Managed Portfolio program will be purchased at net asset value.
        Class A shares will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.
         Page 15
        Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
        Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obliga ted to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
        Class A shares also may be purchased at net asset value, subject to appropriate documentation, by
(i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization
(as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


        The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.


CLASS B SHARES


        The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B or Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.


CLASS C SHARES


        The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."


CLASS R SHARES
        The public offering price for Class R shares is the net asset value per share of that Class.
RIGHT OF ACCUMULATION -- CLASS A SHARES
        Reduced sales loads apply to any purchase of Class A shares, shares of certain other funds advised by Dreyfus which are sold with a sales load or shares acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
        To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
        Page 16
DREYFUS TELETRANSFER PRIVILEGE
        You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                          SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
FUND EXCHANGES


        You may purchase, in exchange for shares of a Class, shares of the same Class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.



        To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privi-
        Page 17
leges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.



        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be cal culated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or
(c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of an exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."




DREYFUS AUTO-EXCHANGE PRIVILEGE


        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, the Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged shares or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. See "Dividends, Distributions and Taxes." For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you
         Page 18
will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS DIVIDEND OPTIONS


        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in Class A shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


        Page 19


        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.


AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
        Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable. Any correspondence with respect to the Automatic Withdrawal Plan should be addressed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880. LETTER OF INTENT -- CLASS A SHARES


        By signing a Letter of Intent form, which can be obtained by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.



        The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will
         Page 20
redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.



                         HOW TO REDEEM SHARES


GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
        The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.
        Distributions from qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 591\2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Fund shares by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND
        Page 21
YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
CONTINGENT DEFERRED SALES CHARGE
CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.
        If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
        In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

               YEAR SINCE PURCHASE                                                  CDSC AS A % OF AMOUNT
               PAYMENT WAS MADE                                                INVESTED OR REDEMPTION PROCEEDS
               ---------------------------------                               -------------------------------
               First.......................................                                  4.00
               Second......................................                                  4.00
               Third.......................................                                  3.00
               Fourth......................................                                  3.00
               Fifth.......................................                                  2.00
               Sixth.......................................                                  1.00


        In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.
        For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
CLASS C SHARES -- A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC
        Page 22
will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge -- Class B Shares" above.
WAIVER OF CDSC -- The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise and (d) a distribution following retirement under a tax-deferred retirement plan or attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.
        To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent or the Dreyfus TELETRANSFER Privilege. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accord ance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for investors who effect transactions in Fund shares through Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the Dreyfus TELETRANSFER Privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a Dreyfus TELETRANSFER redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if Dreyfus TELETRANSFER redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Written redemption requests must specify the Class of shares being redeemed. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY.
        Page 23
For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


DREYFUS TELETRANSFER PRIVILEGE -- You may redeem shares (minimum $500) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.



        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares of the Fund held under Keogh Plans, IRAs or other Dreyfus retirement plans, and shares issued in certificate form, are not eligible for this Privilege.


REINVESTMENT PRIVILEGE -- CLASS A
        You may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.
                DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
                     (CLASS A, CLASS B AND CLASS C ONLY)


        Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


DISTRIBUTION PLAN


        Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C.


SHAREHOLDER SERVICES PLAN
        Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and
        Page 24
providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                    DIVIDENDS, DISTRIBUTIONS AND TAXES


        The Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the same class at net asset value without a sales load. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and are deducted before the declaration of dividends. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares because of the higher expenses borne by the relevant Class. See "Fee Table."


        Dividends paid by the Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan. The Fund will not report dividends paid to such Plans and IRAs to the IRS. Generally, distributions from such Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional Fund shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends, together with distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a
        Page 25
foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.


        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares, if you exchange your Class A shares for shares in another Dreyfus fund within 91 days after purchase and the other Dreyfus fund reduces or eliminates its otherwise applicable load charge for the purpose of the exchange. In this case, the amount of sales load charged the investor for Class A shares, up to the amount of the reduction of the sales load charged, in the exchange, is not included in the basis of such investor's Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received in the exchange.
        With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury 31%, of dividends, distributions from net realized securities gains of the Fund and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such share holder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended September 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class of shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A and the performance of Class
        Page 26
A, Class B and Class C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares, which, if reflected, would reduce the performance quoted.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.
                           GENERAL INFORMATION
        The Fund was incorporated under Maryland law on December 3, 1983, and commenced operations on October 10, 1985. On February 3, 1993, the Fund, which is incorporated under the name Dreyfus Capital Value Fund, Inc., began operating under the name Dreyfus Capital Value Fund (A Premier Fund). The Fund is authorized to issue 400 million shares of Common Stock, par value $.01 per share. The Fund's shares are classified into four classes -- Class A, Class B, Class C and Class R. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In
        Page 27
addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.


        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.
        Page 28


                               APPENDIX



INVESTMENT TECHNIQUES



FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.



        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.



SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or a gain, respectively.



        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.



        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.



LEVERAGE -- Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 33-1/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.



        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.



USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.



        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.



        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses
        Page 29
if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.



        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.



        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.



LENDING PORTFOLIO SECURITIES _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.



FORWARD COMMITMENTS _ The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.



CERTAIN PORTFOLIO SECURITIES



SECURITIES OF EMERGING MARKETS ISSUERS -- Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activi-
        Page 30
ties are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in,
(3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.



        In emerging markets, the Fund may purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Securities and Loan Participations and Assignments (as defined below).



        BRADY BONDS. Brady Bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F.Brady.



        Brady Bonds have been issued only relatively recently, and, accordingly do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.



        STRUCTURED SECURITIES. Structured Securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.



        The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.



        Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act.



        LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participation or Assignment. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower.
The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.
As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the
        Page 31
Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher).



CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.



WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.



CLOSED-END INVESTMENT COMPANIES -- The Fund may invest in securities issued by closed-end investment companies which principally will invest in securities of foreign issuers. Under the 1940 Act, the Fund's investment in such securities, with certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.



MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.



        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.



        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.



        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund
        Page 32
may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.



        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.



        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.



        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.



        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligati ons which may be purchased by the Fund.



ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.



RATINGS -- Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.
Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.



        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisers also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Advisers' credit analysis than might be the case for a fund that invested in higher rated securities.



        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


        Page 33
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        Page 34
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        Page 35
CAPITAL
VALUE
FUND


(A PREMIER FUND)


PROSPECTUS (Lion Logo)

Copy Rights 1996 Dreyfus Service Corporation
                                        107p18020196
Registration Mark

__________________________________________________________________________

                 DREYFUS CAPITAL VALUE FUND (A PREMIER FUND)
                 CLASS A, CLASS B, CLASS C AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)

                               FEBRUARY 1, 1996

__________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Capital Value Fund (A Premier Fund) (the "Fund"), dated February 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Comstock Partners, Inc. ("Comstock Partners") serves as the Fund's sub-investment adviser. Dreyfus and Comstock Partners are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                              Page

Investment Objective and Management Policies  . . . . . . .   B-2
Management of the Fund. . . . . . . . . . . . . . . . . . .   B-13
Investment Advisory Agreements. . . . . . . . . . . . . . .   B-19
Purchase of Shares. . . . . . . . . . . . . . . . . . . . .   B-20
Distribution Plan and Shareholder Services Plan . . . . . .   B-21
Redemption of Shares. . . . . . . . . . . . . . . . . . . .   B-22
Shareholder Services. . . . . . . . . . . . . . . . . . . .   B-23
Determination of Net Asset Value. . . . . . . . . . . . . .   B-26
Dividends, Distributions and Taxes. . . . . . . . . . . . .   B-27
Portfolio Transactions. . . . . . . . . . . . . . . . . . .   B-29
Performance Information . . . . . . . . . . . . . . . . . .   B-30
Information About the Fund. . . . . . . . . . . . . . . . .   B-32
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . . . . .   B-32
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . .   B-33
Financial Statements. . . . . . . . . . . . . . . . . . . .   B-38
Report of Independent Auditors. . . . . . . . . . . . . . .   B-57


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."


Portfolio Securities

     Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and
CDRs in bearer form are designed for use in Europe.   These securities may
be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.


     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.
Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Prospectus for other commercial paper issuers.


     Convertible Securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.


     Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Advisers to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.


     Brady Bonds. Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


     Loan Participation and Assignments. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan (as such terms, and other capitalized terms used in this paragraph, are defined in the Prospectus). Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participation also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in Loan Participation and Assignments that are illiquid, and in other illiquid securities.


     Zero Coupon Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. The Fund currently intends to invest less than 5% of its assets in zero coupon securities.


Management Policies

     Leverage. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.


     Short-Selling.      Until the Fund closes its short position or
replaces the borrowed security, it will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.


     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.


     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk or change the character of the risk, of its portfolio by making investments in specific securities.


     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.


Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.


     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.
Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


     Successful use of futures by the Fund also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.


     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.


Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.


     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.


     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.


Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.


     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.


Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.


     The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.


     The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.


     Successful use by the Fund of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, the Fund may incur losses.


     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Considerations and Risks

     Lower Rated Securities. The Fund is permitted to invest in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P" and with Moody's, the "Rating Agencies").
Such securities, though higher yielding, are characterized by risk. See in the Fund's Prospectus "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer.


     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.


     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.


     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.


     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.


     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues.
The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Advisers will review carefully the credit and other characteristics pertinent to such new issues.


     Lower rated zero coupon securities and pay-in-kind bonds in which the Fund may invest up to 5% of its total assets, involve special considerations. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds. Such zero coupon securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 16 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 17 is not a fundamental policy and may be changed by a vote by a majority of the Fund's Board members at any time. The Fund may not:

     1. Purchase the securities of any issuer (other than a bank) if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, or invest more than 15% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

     2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the Fund's assets.

     3. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     4.   Purchase securities of closed-end investment companies except
(a) in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one closed-end investment company, (ii) 5% of its net assets with respect to any one closed-end investment company and (iii) 10% of its net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase or retain securities issued by open-end investment companies other than itself.

     5. Purchase or retain the securities of any issuer if the officers or Directors of the Fund, Dreyfus or Comstock Partners who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

     6. Invest in commodities, except that the Fund may purchase or sell futures contracts, including those relating to indices, and options on futures contracts or indices, or purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

     7. Borrow money except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     8. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 12.

     9. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     10. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     13. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and this Statement of Additional Information.

     14. Invest more than 25% of its assets in investments in any particular industry or industries, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     15. Purchase warrants in excess of 2% of net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall not be included within this 2% restriction.

     16. Invest in interests in oil, gas or mineral exploration or development programs.

     17. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more that 15% of the value of the Fund's net assets would be so invested.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Fund

*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to February 1995, Mr. Burke was consultant to Dreyfus, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 59 years old and his address is Box 654, Eastham, Massachusetts 02642.


HODDING CARTER, III, Board Member. President of MainStreet, a television production company. Since 1991, a syndicated columnist for United Media Syndicate-NEA. From 1985 to 1986, he was editor and chief correspondent of "Capitol Journal," a weekly Public Broadcasting System ("PBS") series on Congress. From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside Story," a regularly scheduled half-hour critique of press performance. From 1977 to July 1980, Mr. Carter served as Assistant Secretary of State for Public Affairs and as Department of State spokesman. He is 60 years old and his address is MainStreet, 918 Sixteenth Street, N.W., Washington, D.C. 20006.


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 24, 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of chemicals and automotive and other hardware, and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


EHUD HOUMINER, Board Member.  Since July 1991, Professor and Executive-in-
     Residence at the Columbia Business School, Columbia University. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 until September 1990. He also is a Director of Avnet Inc. He is 55 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.


RICHARD C. LEONE, Board Member. President of The Twentieth Century Fund, a tax exempt research foundation engaged in the studies of economic, foreign policy and domestic issues. From April 1990 to March 1994, Chairman, and from April 1988 to March 1994, a Commissioner of The Port Authority of New York and New Jersey. A member in 1985, and from January 1986 to January 1989, Managing Director of Dillon, Read & Co. Inc. Mr. Leone is also a director of Resource Mortgage Capital, Inc. He is 55 years old and his address is 41 East 70th Street, New York, New York 10021.


HANS C. MAUTNER, Board Member.  Chairman, Trustee and Chief Executive
     Officer of Corporate Property Investors, a real estate investment company. Since January 1986, a Director of Julius Baer Investment Management, Inc., a wholly-owned subsidiary of Julius Baer Securities, Inc. He is 58 years old and his address is 305 East 47th Street, New York, New York 10017.


ROBIN A. SMITH, Board Member.  Since 1993, Vice President, and from March
     1992 to October 1993, Executive Director, of One to One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February 1992, she was an investment banker with Goldman, Sachs & Co. She is also a Trustee of Westover School and a Board member of the Jacobs A. Riis Settlement House and the High/Scope Educational Research Foundation. She is 31 years old and her address is 280 Park Avenue, New York, New York 10010.


JOHN E. ZUCCOTTI, Board Member.  President and Chief Executive Officer of
     Olympia & York Companies (U.S.A.), and a member of its Board of Directors since the inception of a Board on July 27, 1993. From 1986 to 1990, he was a partner in the law firm of Brown & Wood and from 1978 to 1986, a partner in the law firm of Tufo & Zuccotti. First Deputy Mayor of the City of New York from December 1975 to June 1977, and Chairman of the City Planning Commission for the City of New York from 1973 to 1975. Mr. Zuccotti is also a Director of Empire Blue Cross & Blue Shield, Catellus Development Corporation, a real estate development corporation, and Starrett Housing, a construction development and management of real estate corporation. He is 58 years old and his address is 237 Park Avenue, New York, New York 10017.


     For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of
the Board receives an additional 25% of such compensation.   Emeritus
Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board Members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 1995, and by other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, is as follows:


                                                                                               (5)
                                              (3)                                             Total
                          (2)              Pension or            (4)                     Compensation from
       (1)             Aggregate       Retirement Benefits         Estimated Annual        Fund and Fund
Name of Board       Compensation from    Accrued as Part of        Benefits Upon          Complex Paid to
    Member               Fund*            Fund's Expenses           Retirement             Board Member
--------------      -----------------  ---------------------      ------------------     -----------------
David W. Burke         $6,000               none                        none              $ 27,898 (52)

Hodding Carter, III    $6,500               none                        none              $ 33,625 (7)

Joseph S. DiMartino    $5,635               none                        none              $445,000 **(94)

Ehud Houminer          $6,500               none                        none              $ 25,701 (11)

Richard C. Leone       $6,500               none                        none              $ 33,125 (7)

Hans C. Mautner        $6,000               none                        none              $ 33,625 (7)

Robin A. Smith         $4,508               none                        none              $ 32,000 **(7)

John E. Zuccotti       $6,500               none                        none              $ 33,625 (7)


*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $355 for all Board members as a group.
**   Estimated amounts for December 31, 1995.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
   Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group.
   Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.


JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company
   Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.


FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
   President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 34 years old.


ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
   General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.


ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
   President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.


JOSEPH S. TOWER,III, Assistant Treasurer.  Senior Vice President,
   Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
   Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 59 years old.

MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordinator Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.

     The address of all officers of the Fund is 200 Park Avenue, New York, New York 10166.

     The following entities are known by the Fund to own, of record or beneficially, 5% or more of the Fund's outstanding voting securities as of January 17, 1996: Merrill Lynch Pierce Fenner & Smith Inc. was the record owner of 25.5692% of the Fund's outstanding Class A shares and 30.8266% of the Fund's outstanding Class B, shares; Bell Childrens Trust was the record owner of 62.1406% and Everen Clearing Corporation was the record owner of 28.3089% of the Fund's outstanding Class C shares; and Premier Mutual Fund Services, Inc. was the beneficial owner of 100% of the Fund's outstanding Class R shares. Each named entity is deemed to be a "control person" as defined in the 1940 Act.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on January 17, 1996.


                       INVESTMENT ADVISORY AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Investment Advisory Agreement. Dreyfus provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated August 24, 1994, as amended, between Dreyfus and the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting such approval. Shareholders last approved the Agreement on August 4, 1994. The Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on October 30, 1995. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by Dreyfus. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.

     As compensation for Dreyfus' services to the Fund, the Fund pays Dreyfus a monthly investment advisory fee at the annual rate as set forth in the Fund's Prospectus. The investment advisory fee paid for the fiscal years ended September 30, 1993, 1994 and 1995 amounted to $1,922,869, $2,118,758 and $1,840,790, respectively.


     The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-- Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Barbara E. Casey, Vice President--Retirement Services; Diane M. Coffey, Vice President--Corporate Communications; Elie M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President--Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian
M. Smerling, directors.


     Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement dated April 28, 1987, as amended, between the Fund and Comstock Partners is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Comstock Partners, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders last approved the Sub-Investment Advisory Agreement on September 11, 1992. The Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Sub-Investment Advisory Agreement, last approved the Sub-Investment Advisory Agreement at a meeting held on October 30, 1995. The Sub-Investment Advisory Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by Comstock Partners. The Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     As compensation for Comstock Partners' services to the Fund, the Fund pays Comstock Partners a monthly sub-investment advisory fee at an annual rate as set forth in the Fund's Prospectus. The sub-investment advisory fee paid for the fiscal years ended September 30, 1993, 1994 and 1995 amounted to $1,447,869, $1,643,758 and $1,365,789, respectively.


     The following persons are the principals of Comstock Partners:
Stanley D. Salvigsen, Chairman of the Board and Chief Executive Officer; and Charles L. Minter, Vice Chairman of the Board and Chief Operating
Officer.


     Comstock Partners provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and the approval of the Fund's Board. Dreyfus and Comstock Partners provide the Fund with portfolio managers who are authorized by the Board of Directors to execute purchases and sales of securities. The Fund's portfolio managers are Thomas A. Frank, W. Troy Hottenstein, Charles L. Minter, Elaine Rees, Stanley D. Salvigsen and Richard C. Shields. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by Dreyfus. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Advisers. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees, or holders of 5% or more of the outstanding voting securities of Dreyfus or Comstock Partners or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings and any extraordinary expenses. In addition, Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan."


     The Advisers have agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the investment advisory and sub-investment advisory fees, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to the Advisers, or the Advisers will bear, such excess expense to the extent required by state law. For each fiscal year of the Fund, the Advisers will each pay or bear such excess equally to the extent of .15 of 1% or $37,500, whichever is less, and Dreyfus will pay or bear the remainder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. During the fiscal year ended September 30, 1995, no expense reimbursement was required pursuant to such limitation.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


     For the period from August 24, 1994 through September 30, 1994 and for the fiscal year ended September 30, 1995, the Distributor retained $8,483 and $60,046, respectively, from sales loads on Fund shares. For the fiscal year ended September 30, 1993 and for the period from October 1, 1993 through August 23, 1994, Dreyfus Service Corporation, as the Fund's distributor during such period, retained $278,877 and $394,268, respectively, from sales loads on Fund shares.


     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


     Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of the Fund's Class A shares on September 30, 1995:


          Net Asset Value per Share                           $10.61

          Per Share Sales Charge - 4.5%
            of offering price (4.7% of
            net asset value per share)                        $  .50
                                                              ------
          Per Share Offering Price to
            the Public                                        $11.11
                                                              ======


     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."





               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan and Shareholder Services Plan."

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing the Fund's Class B and Class C shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of Class B and Class C shares.


     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the relevant Class of shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on October 30, 1995. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, or by vote of the holders of a majority of such Class of shares.


     For the fiscal year ended September 30, 1995, the Fund was charged $738,584 with respect to Class B shares and $1 with respect to Class C shares under the Distribution Plan.


     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services.


     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on October 30, 1995.
As to each Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


     For the fiscal year ended September 30, 1995, the Fund was charged $822,664 with respect to Class A shares, $246,195 with respect to Class B shares, and $0 with respect to Class C shares under the Shareholder Services Plan.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Stock Certificates; Signatures. Any stock certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer
Privilege."


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. In connection with a redemption request where the Fund delivers in-kind securities instead of cash on settlement date to a Texas investor, the in-kind securities delivered will be readily marketable securities.

     Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of such fund shares and their account number.

     To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in the shares of the same Class of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in the shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits a shareholder with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the shareholder's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the shareholder, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed pursuant to the Automatic Withdrawal Plan. Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services are also available.

     Shareholders who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     Each shareholder should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


     Valuation of Portfolio Securities. Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board. Expenses and fees of the Fund, including the advisory fees paid by the Fund and the distribution plan; and shareholder services fees, as applicable, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


     Management of the Fund believes that the Fund has qualified for the fiscal year ended September 30, 1995 as a "regulated investment company" under the Code and the Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.


     Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.


     The Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under
Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.


     Offsetting positions held by the Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.


     If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.


     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


                           PORTFOLIO TRANSACTIONS

     Dreyfus supervises the placement of orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to Dreyfus in serving both the Fund and other funds which it manages and to Comstock Partners in serving both the Fund and the other accounts it manages, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund.

     Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds in the Dreyfus Family of Funds being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.


     Portfolio turnover may vary from year to year, as well as within a year. It is anticipated that in any fiscal year, the turnover rate generally should not exceed 100%. In periods in which extraordinary market conditions prevail, the Advisers will not be deferred from changing investment strategy as rapidly as needed, in which case, higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


     In connection with its portfolio securities transactions for the fiscal years ended 1993, 1994 and 1995, the Fund paid brokerage commissions of $940,251, $448,986 and $358,711, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions, which, where determinable, amounted to $207,750, $488,390 and $43,200 for the fiscal years ended 1993, 1994 and 1995, respectively, none of which was paid to the Distributor.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."

     The average annual total return for Class A for the 1 and 5 year periods ended September 30, 1995 was -12.70% and -2.19%, respectively.
The average annual total return for Class A for the 9.975 year period from October 10, 1985 (commencement of operations) through September 30, 1995 was 8.58%. The average annual total return for Class A for the 8.427 year period from the date of the effectiveness of the Fund's current investment objective, fundamental investment policies and investment restrictions (April 28, 1987) through September 30, 1995 was 4.36%. The average annual total return for Class B for the year ended September 30, 1995 was - 12.83%. The average annual total return for Class B for the 2.710 year period from January 15, 1993 (commencement of initial offering of Class B shares) through September 30, 1995 was -0.26%. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.


     Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted. The total return for Class A for the period April 28, 1987 (commencement of operations) to September 30, 1995, based on maximum offering price per share, was 43.26%. Based on net asset value per share, the total return for Class A was 50.05% for this period. Total return for Class A for the period October 10, 1985 and ending on September 30, 1995, based on maximum offering price per share, was 127.30%. Based on net asset value, the total return for Class A was 137.96% for this period. The total return for Class B for the period January 15, 1993 (commencement of offering Class B shares) through September 30, 1995, after giving effect to the maximum CDSC per share, was -0.69%. The total return for Class B, without giving effect to the maximum CDSC, was 2.27% for this period. The total return for Class C for the period August 22, 1995 (commencement of offering of Class C shares) through September 30, 1995, after giving effect to the maximum CDSC per share, was -3.23%. The total return for Class C, without giving effect to the maximum CDSC, was -2.26% for this period. The total return for Class R for the period August 22, 1995 (commencement of offering of Class R shares) through September 30, 1995 was -2.03%.

     Comparative performance may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones
Industrial Average, Money Magazine Morningstar ratings and related analyses supporting the ratings and other industry publications.

     From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. The Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments.

     From time to time in advertising the Fund's shares, information may be provided as to Comstock Partners' analysis of various conditions that may affect the economy. Comstock Partners currently views the economy as being affected by a rolling recession which involves different industries and geographical areas at different times. In addition, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, development and/or events, including those relating to the more than 500 point drop of the Dow Jones Industrial Average on October 19, 1987. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of each Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.



                                  APPENDIX


     Description of S&P and Moody's ratings:

S&P

Bond Ratings
                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                              BB, B, CCC, CC, C

     Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

                                     BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                      B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                     CC

     The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                      C

     The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                      D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

                                      A

     Issues assigned this rating are regarded as having the greatest capacity for timely payments. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Moody's

Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major ratings categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations.
This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.




DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS                                                                                   SEPTEMBER 30, 1995
COMMON STOCKS-40.1%                                                                                 SHARES               VALUE
                                                                                                    --------           -------
    BASIC INDUSTRIES-29.4%
                 Gold Mining-26.4%  Amax Gold.............................        (a)                225,500         $1,381,188
                                     Ashanti Goldfields, G.D.R. ..........        (b)                425,000          8,526,563
                                     Barrick Gold...........................                         261,200          6,758,550
                                     Battle Mountain Gold...................                         215,000          2,123,125
                                     Cambior................................                         150,000          1,593,128
                                     Driefontein Consolidated, A.D.R. ......                         127,000          1,730,375
                                     East Rand Gold & Uranium, A.D.R. ......                         100,000            290,000
                                     Echo Bay Mines.........................                         250,000          2,718,750
                                     Elandsrand Gold Mining, A.D.R. ........                         251,100          1,462,657
                                     Free State Consolidated Gold Mines, A.D.R.                      135,000          1,535,625
                                     Goldcorp, Cl. A........................                         237,860          2,348,994
                                     Golden Shamrock Mines................        (a)                440,000            272,945
                                     Hartebeesfontein Gold Mining, A.D.R. ..                         433,000          1,309,825
                                     Hecla Mining.........................        (a)                313,500          3,801,188
                                     Homestake Mining.......................                         424,800          7,221,600
                                     Kinross Mines, A.D.R. .................                         144,000          1,584,000
                                     Newmont Gold...........................                         200,000          8,100,000
                                     Newmont Mining.........................                         118,000          5,015,000
                                     Pegasus Gold.........................        (a)                363,300          4,949,962
                                     Placer Dome............................                         501,400         13,161,750
                                     Royal Oak Mines......................        (a)                400,000          1,725,000
                                     Santa Fe Pacific Gold................        (a)                677,082          8,548,160
                                     TVX Gold.............................        (a)                467,000          3,269,000
                                     Vaal Reefs Exploration & Mining, A.D.R.                         347,500          2,280,469
                                     Western Area Gold Mining, A.D.R. ......                          18,100            313,356
                                     Western Deep Levels, A.D.R. ...........                          38,000          1,313,375
                                     Winkelhaak Mines, A.D.R. ..............                         175,600          1,569,425
                                                                                                                    -----------
                                                                                                                     94,904,010
                                                                                                                    -----------
                       Metals-3.0%  Freeport-McMoRan Copper & Gold, Cl. A...                         400,000         10,250,000
                                     Impala Platinum Holdings, A.D.R. ......                          15,000            371,816
                                                                                                                    -----------
                                                                                                                     10,621,816
                                                                                                                    -----------
                                     TOTAL BASIC INDUSTRIES.................                                        105,525,826
                                                                                                                    ============
    RESTRUCTURING-10.7%
                  Broadcasting-.5%  Tele-Communications Liberty Media, Cl. A.                         17,500            468,125
                                     Tele-Communications-TCI, Cl. A.......        (a)                 70,000          1,225,000
                                                                                                                    -----------
                                                                                                                      1,693,125
                                                                                                                    -----------
                     Chemicals-.6%  P.T. Tri Polyta Indonesia, A.D.R. ......                         102,000          2,193,000
                                                                                                                    -----------
                 Conglomerates-.6%  Teledyne................................                          75,000          2,034,375
                                                                                                                    -----------
          Electrical Equipment-.3%  Hitachi, A.D.R. ........................                          10,000          1,101,250
                                                                                                                    -----------
                        Energy-.8%  Baker Hughes............................                         150,000          3,056,250
                                                                                                                    -----------

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                     SEPTEMBER 30, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES           VALUE
                                                                                                     _______         _______
    RESTRUCTURING (CONTINUED)
           Foods and Beverages-.6%  Dole Food...............................                          68,200        $ 2,361,425
                                                                                                                    -----------
            Holding Companies-1.7%  Horsham.................................                         464,200          6,092,625
                                                                                                                    -----------
                   Industrial-1.5%  Pepgro .................................                         848,700          2,760,425
                                     Pepgro ((N) Shares)....................                         848,700          2,557,025
                                                                                                                    -----------
                                                                                                                      5,317,450
                                                                                                                    -----------
                 Miscellaneous-.7%  Fleming Russia Securities Fund..........                         220,765          1,545,355
                                     Lazard Vietnam Fund....................                          87,000            913,500
                                                                                                                    -----------
                                                                                                                      2,458,855
                                                                                                                    -----------
                           Oil-.9%  Amerada Hess............................                          31,000          1,507,375
                                     Total S.A., A.D.R. ....................                          54,000          1,626,750
                                                                                                                    -----------
                                                                                                                      3,134,125
                                                                                                                    -----------
      Oil and Gas Exploration-.3%    Petro-Canada...........................                         113,500          1,223,756
                                                                                                                    ___________
                      Retail- 1.6%  Duty Free International.................                         111,200          1,417,800
                                     Hartmarx.............................        (a)                260,000          1,560,000
                                     K mart............................                              187,000          2,711,500
                                                                                                                    ___________
                                                                                                                      5,689,300
                                                                                                                    ___________
                Semiconductors-.6%  Fujitsu ................................                          27,000            338,176
                                     NEC, A.D.R. ...........................                          18,400          1,285,700
                                     OKI Electric Industry................        (a)                 32,000            294,349
                                     Toshiba................................                          37,000            268,788
                                                                                                                    ___________
                                                                                                                      2,187,013
                                                                                                                     ___________

                                     TOTAL RESTRUCTURING....................                                         38,542,549
                                                                                                                     ============
                                     TOTAL COMMON STOCKS
                                       (cost $124,782,969)..................                                       $144,068,375
                                                                                                                    ============
PREFERRED STOCKS-.1%
                    Conglomerates;  Teledyne, Series E
                                       (cost $11,063).......................                             750          $  10,406
                                                                                                                     ============
                                                                                                   CONTRACTS
                                                                                                    SUBJECT
PUT OPTIONS-2.6%                                                                                    TO PUT
                                                                                                     _______
                                     AMEX Security Broker/Dealer Index:
                                       January `96 @ $355...................                          33,400           $ 81,413
                                     Brokerage Basket;
                                       November `95 @ $95.................        (n)                224,323                  0
                                     Nasdaq 100 Index:
                                       March `96 @ $550.....................                           4,000             76,000
                                       June `96 @ $550......................                           3,500             84,438

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                SEPTEMBER 30, 1995

                                                                                                   CONTRACTS
                                                                                                   SUBJECT
PUT OPTIONS (CONTINUED)                                                                            TO PUT               VALUE
                                                                                                   _______              _______
                                     Philadelphia Semi-Conductor Index;
                                       June `96 @ $280......................                           4,200           $152,250
                                     Standard & Poor's 500 Index Flex
                                     Options:
                                       December `95 @ $450..................                         122,000             26,688
                                       December `96 @ $525..................                          32,500            365,625
                                     Standard & Poor's 500 Index:
                                       December `95 @ $375..................                          45,500              5,687
                                       December `95 @ $400..................                          45,500              2,844
                                       December `95 @ $450..................                          71,500             20,109
                                       December `95 @ $475..................                          40,100             15,037
                                       December `95 @ $485..................                          30,000             15,000
                                       December `95 @ $550..................                          41,500            140,063
                                       March `96 @ $453...................        (n)                 90,930              3,637
                                       March `96 @ $500.....................                         113,000            268,375
                                       March `96 @ $525.....................                          84,000            351,750
                                       June `96 @ $450......................                          23,500             36,719
                                       June `96 @ $475......................                         113,000            268,375
                                       June `96 @ $500......................                          73,000            310,250
                                       June `96 @ $550......................                          52,000            546,000
                                       September `96 @ $550.................                         101,000          1,350,875
                                       December `96 @ $525..................                          32,500            357,500

                                                                                                PRINCIPAL
                                                                                                AMOUNT
                                                                                                SUBJECT
                                                                                                TO PUT
                                                                                                -------
                                     Japanese Government Bond:
                                       4.60%, 9/20/2004:
                                            May `96 @ $1.288............... (c,d,n)            $  27,955,912          2,591,910
                                           June `96 @ $1.343................(c,d,n)               13,271,002          2,248,909
                                     U.S. Treasury Bond;
                                       7.625%, 2/15/2025;
                                        April `96 @ $103.078................(n)                   30,000,000            120,000
                                                                                                                   ___________
                                     TOTAL PUT OPTIONS
                                       (cost $25,556,433)...................                                         $9,439,454
                                                                                                                   =============
                                                                                                PRINCIPAL
BONDS AND NOTES-37.4%                                                                           AMOUNT
                                                                                                --------
          BONDS-36.6%..........      Argentinian Securities;
                                       Republic of Argentina,
                                          5%, 3/31/2023................(e,f,g)                  $  2,250,000         $1,092,656
                                     Austrian Securities;
                                       Republic of Austria,
                                         4.50%, 2/12/2000................(h)                      27,744,166         28,881,677

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                     SEPTEMBER 30, 1995

                                                                                               PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                    AMOUNT                  VALUE
                                                                                              -------                 -------
              BONDS (CONTINUED)...... Danish Securities;
                                       Kingdom of Denmark,
                                       4.25%, 9/30/1999................(h)                     $  12,964,564       $ 13,411,841
                                     Dutch Securities;
                                       Netherlands Government,
                                       7.25%, 7/15/1999................(j)                         4,062,754          4,308,550
                                     German Securities;
                                       Bundesrepublik Deutschland:
                                        8.50%, 4/22/1996................(i)                       42,337,299         43,323,758
                                          9%, 10/20/2000................(i)                       16,710,987         18,893,442
                                          8.875%, 12/20/2000............(i)                       12,596,221         14,193,422
                                     Venezuelan Securities;
                                       Republic of Venezuela,
                                          6.75%, 3/31/2020.............(e,f)                      14,000,000
                                                                                                                      7,175,000
                                                                                                                   ___________
                                                                                                                    131,280,346
                                                                                                                   ___________
                  NOTES-.8%          Federal National Mortgage Association,
                                       Non-Callable Strips, (collateralized by
                                       FNMA Strip, 10/1/2024) Cl. 267-2,
                                       8.50%, 10/25/2024 (Interest Only Obligation)               11,748,490 (k)      2,915,094
                                                                                                                   ___________
                                     TOTAL BONDS AND NOTES
                                       (cost $115,829,424)..................                                       $134,195,440
                                                                                                                   =============
LOAN PARTICIPATIONS-2.3%
                           FOREIGN LOAN PARTICIPATIONS:Vnesheconombank (Bank for Foreign
                                       Economic Affairs of the USSR)
                                       5/3/2025...................      (h,n)                    $19,446,845        $ 6,077,139
                                       5/3/2025..................      (i,n)                       6,298,111          2,212,211
                                                                                                                   ___________
                                     TOTAL LOAN PARTICIPATIONS
                                       (cost $6,703,509)....................                                       $  8,289,350
                                                                                                                  =============
SHORT-TERM INVESTMENTS-21.5%
               U.S. TREASURY BILLS:. 5.35%, 10/5/95                    (l,m)                    $ 44,201,000       $ 44,169,617
                                     5.35%, 10/12/95..............     (l,m)                       3,453,000          3,447,026
                                     5.36%, 11/9/95.........................                         409,000            406,595
                                     5.38%, 11/16/95........................                      16,567,000         16,452,191
                                     5.37%, 11/24/95................    (l,m)                      9,429,000          9,352,625
                                     5.24%, 12/7/95.........................                       3,377,000          3,343,028
                                                                                                                   ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $77,178,940)...................                                       $ 77,171,082
                                                                                                                  =============
DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                   SEPTEMBER 30, 1995
                                                                                                                    VALUE
                                                                                                                    _______
TOTAL INVESTMENTS (cost $350,062,338)  ................................                      104.0%                $373,174,107
                                                                                             ======               =============
LIABILITIES, LESS CASH AND RECEIVABLES .....................................                 (4.0%)              $  (14,273,638)
                                                                                             ======               =============
NET ASSETS..................................................................                  100.0%              $ 358,900,469
                                                                                             ======               =============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, this security amounted to $8,526,563 or 2.4% of net assets.
    (c) Strike price converted to U.S. Dollars at the prevailing rate of exchange.
    (d)  Denominated in Japanese Yen.
    (e)  Denominated in U.S. Dollars.
    (f)  Secured by U.S. Treasury securities.
    (g)  Scheduled variable interest rate.
    (h)  Denominated in Swiss Francs.
    (i)  Denominated in German Marks.
    (j)  Denominated in Dutch Guilder.
    (k)  Notional face amount.
    (l)  Partially held by broker as collateral for open short positions.
    (m) Partially held by the custodian in a segregated account as collateral for open financial futures positions.
    (n) Securities restricted as to public resale. Investments in restricted securities, with an aggregate market value of $13,253,806, represents approximately 3.7% of net assets:




                                                         ACQUISITION      PURCHASE        PERCENTAGE OF
PUT OPTIONS:                                                DATE            PRICE         NET ASSETS      VALUATION*
-----------                                                --------         -----          --------       ---------
Brokerage Basket**
    November `95 @ $95.......................            11/11/94           $ 5.70            0.00         fair value
Japanese Government Bond:
    4.60%, 9/20/2004, May `96 @ $1.288.......             5/16/95           $  .07            0.72         fair value
    4.60%, 9/20/2004, June `96 @ $1.343......             6/21/95           $  .08            0.63         fair value
Standard & Poor's 500 Index
    March `96 @ $453.........................            12/14/94           $21.99            0.00         fair value
U.S. Treasury Bond;
    7.625%, 2/15/2025, April `96 @ $103.078..              4/12/95           $4.72            0.03         fair value
LOAN PARTICIPATIONS;
_____________________
Vnesheconombank (Bank for Foreign Economic Affairs
    of the USSR)
      5/3/2025...............................              5/2/95            $ .24            2.30         fair value
      6/29/95
*  The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
** Consists of Common Stocks of six publicly traded brokerage firms.



DREYFUS CAPITAL VALUE FUND (A Premier Fund)

STATEMENT OF FINANCIAL FUTURES                             SEPTEMBER 30, 1995
                                                                                                                    UNREALIZED
                                                                            MARKET VALUE                           APPRECIATION
                                                           NUMBER OF        COVERED                               (DEPRECIATION)
FINANCIAL FUTURES PURCHASED;                               CONTRACTS        BY CONTRACTS         EXPIRATION         AT 9/30/95
                                                         ------------       -------------         ---------        -------------
Nikkei 225...................................                 22             $ 1,980,550         December `95          $(23,400)
FINANCIAL FUTURES SOLD SHORT:
Hang Seng....................................                 70              (4,371,553)        October `95             (3,625)
Japanese Yen.................................                 22              (2,823,975)        March `96               84,000
                                                                                                                         -------
                                                                                                                       $ 56,975
                                                                                                                       =========

See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF SECURITIES SOLD SHORT                        SEPTEMBER 30, 1995
COMMON STOCKS-18.9%                                                                                SHARES             VALUE
                                                                                                 ___________       _____________
           AUTO RELATED-.3%......  Ford Motor                                                      40,000          $1,245,000
                                                                                                                   -------------
                  COMPUTERS-.4%.....  Compaq Computer                                              32,000           1,548,000
                                                                                                                   -------------
               CONSUMERS-6.1%..      Anheuser-Busch                                                 5,700             355,537
                                     B.A.T. Industries, A.D.R. .............                       23,100             392,700
                                     Clorox.................................                       22,000           1,570,250
                                     Coca-Cola..............................                       41,000           2,829,000
                                     Disney (Walt) .........................                       10,000             573,750
                                     General Mills..........................                       52,000           2,899,000
                                     Gillette...............................                       23,000           1,095,375
                                     Heinz (H.J.)...........................                       35,900           1,642,425
                                     Kellogg................................                       50,000           3,618,750
                                     Reebok International...................                       53,900           1,852,813
                                     Rubbermaid.............................                       60,300           1,665,787
                                     Sara Lee...............................                       81,000           2,409,750
                                     Wrigley, (Wm), Jr......................                       20,000           1,010,000
                                                                                                                   _____________
                                                                                                                   21,915,137
                                                                                                                   _____________
    .......FINANCE-4.2%..........    ADVANTA, Cl. A                                                 2,500             112,500
                                     Alex Brown.............................                       19,900           1,161,663
                                     Bear Stearns...........................                      122,587           2,635,620
                                     CMAC Investment........................                       15,000             789,375
                                     Conseco................................                       22,000           1,152,250
                                     MGIC Investment........................                       22,000           1,259,500
                                     Merrill Lynch..........................                       42,000           2,625,000
                                     PMI Group..............................                       10,000             473,750
                                     Paine Webber Group.....................                       88,000           1,738,000
                                     Schwab (Charles).......................                       80,000           2,240,000
                                     United Asset Management................                       20,000             802,500
                                                                                                                   _____________
                                                                                                                   14,990,158
                                                                                                                   _____________
              HEALTH CARE-.3%...     Healthsource                                                  23,000           1,106,875
                                                                                                                   _____________
   MACHINERY-CONSTRUCTION &
                  MATERIAL-.7%....... Deere & Co                              ...............      18,200           1,481,025
                                     Ingersoll-Rand.........................                       26,500             993,750
                                                                                                                   _____________
                                                                                                                    2,474,775
                                                                                                                   _____________
                  RESTAURANTS-.6%.   Outback Steakhouse                                            74,500           2,290,875
                                                                                                                   _____________
                 RETAIL-1.5%........ Home Depot                                                    64,233           2,561,291
                                     Sysco..................................                       25,000             681,250
                                     Wal-Mart Stores........................                       81,000           2,014,875
                                                                                                                   _____________
                                                                                                                    5,257,416
                                                                                                                   _____________
              TECHNOLOGY-4.2%....    American Power Conversion                                     47,000             575,750
                                     Applied Materials......................                       16,700           1,707,575
                                     Integrated Device Technology...........                       36,000             900,000
                                     Intel .................................                       30,600           1,839,825

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF SECURITIES SOLD SHORT (CONTINUED)             SEPTEMBER 30, 1995
COMMON STOCKS (CONTINUED)                                                                      SHARES                VALUE
                                                                                             __________             _________
TECHNOLOGY (CONTINUED).......        KLA Instruments                                               19,500        $  1,564,875
                                     Kulicke & Soffa Industries.............                       38,000           1,387,000
                                     Maxim Integrated Products..............                       15,000           1,110,000
                                     Micron Technology......................                       10,000             795,000
                                     Microsoft..............................                       11,000             995,500
                                     Motorola...............................                       21,000           1,603,875
                                     Novellus Systems.......................                       14,000             980,000
                                     Texas Instruments......................                       20,000           1,597,500
                                                                                                                   _____________
                                                                                                                   15,056,900
                                                                                                                   _____________
      TELECOMMUNICATIONS-.6%          Hong Kong Telecom, A.D.R.                                   114,000           2,080,500
                                                                                                                   _____________
                                     TOTAL SECURITIES SOLD SHORT
                                       (proceeds $65,428,414)...............                                      $67,965,636
                                                                                                                   ==============


See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF ASSETS AND LIABILITIES                                                                          SEPTEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $350,062,338)-see statement.....................................                                       $373,174,107
    Cash....................................................................                                            620,787
    Receivable from broker for proceeds on securities sold short............                                         65,428,414
    Dividends and interest receivable.......................................                                          5,945,967
    Receivable for investment securities sold...............................                                          1,234,459
    Receivable for subscriptions to Common Stock............................                                            236,972
    Prepaid expenses........................................................                                             76,703
                                                                                                                  _____________
                                                                                                                    446,717,409
LIABILITIES:
    Due to investment adviser...............................................                 $132,304
    Due to sub-investment adviser...........................................                   93,263
    Due to Distributor......................................................                  130,083
    Securities sold short, at value
      (proceeds $65,428,414)-see statement..................................               67,965,636
    Bank loans payable-Note 2...............................................               10,000,000
    Net unrealized depreciation on forward currency
      exchange contracts-Note 4(a)..........................................                5,203,133
    Payable for investment securities purchased.............................                2,539,142
    Payable for Common Stock redeemed.......................................                1,335,306
    Interest payable........................................................                   56,623
    Payable for futures variation margin-Note 4(a)..........................                    6,806
    Accrued expenses........................................................                  354,644                87,816,940
                                                                                              -------             ____________
NET ASSETS..................................................................                                       $358,900,469
                                                                                                                   =============
REPRESENTED BY:
    Paid-in capital.........................................................                                       $469,863,103
    Accumulated undistributed investment income-net.........................                                         14,105,924
    Accumulated net realized (loss) on investments, securities sold short,
      foreign currency transactions and financial futures...................                                       (140,552,041)
    Accumulated net unrealized appreciation on investments, securities sold short, and foreign currency transactions
      (including $56,975 net unrealized appreciation
      on financial futures)-Note 4(b).......................................                                         15,483,483
                                                                                                                  _____________
NET ASSETS at value.........................................................                                       $358,900,469
                                                                                                                   =============


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)            SEPTEMBER 30, 1995
Shares of Common Stock outstanding:
    Class A Shares
      (100 million shares of $.01 par value authorized).....................                                         25,543,483
                                                                                                                   =============
    Class B Shares
      (100 million shares of $.01 par value authorized).....................                                          8,438,630
                                                                                                                   =============
    Class C Shares
      (100 million shares of $.01 par value authorized).....................                                                94
                                                                                                                   =============
    Class R Shares
      (100 million shares of $.01 par value authorized).....................                                                92
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($271,051,783 / 25,543,483 shares)....................................                                             $10.61
                                                                                                                       =========
    Class B Shares
      ($87,846,730 / 8,438,630 shares)......................................                                             $10.41
                                                                                                                       =========
    Class C Shares
      ($979 / 94 shares)....................................................                                             $10.41
                                                                                                                       =========
    Class R Shares
      ($977 / 92 shares)....................................................                                             $10.62
                                                                                                                       =========


See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF OPERATIONS                                                                        YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                    $ 20,726,708
      Cash dividends (net of $75,753 foreign taxes withheld at source)......                       1,924,318
                                                                                                  ___________
          TOTAL INCOME......................................................                                        $ 22,651,026
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                       1,840,790
      Sub-investment advisory fee-Note 3(a).................................                       1,365,789
      Dividends on securities sold short....................................                       1,861,794
      Shareholder servicing costs-Note 3(c).................................                       1,659,621
      Distribution fees-Note 3(b)...........................................                         738,585
      Prospectus and shareholders' reports..................................                         120,170
      Custodian fees........................................................                         106,205
      Professional fees.....................................................                          73,048
      Registration fees.....................................................                          72,468
      Interest expense-Note 2...............................................                          59,145
      Directors' fees and expenses-Note 3(d)................................                          49,789
      Miscellaneous.........................................................                          22,130
                                                                                                  ___________
          TOTAL EXPENSES....................................................                                           7,969,534
                                                                                                                    ___________
          INVESTMENT INCOME-NET.............................................                                          14,681,492
                                                                                                                    ___________
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions (including options transactions and foreign
          currency transactions)............................................                      $2,696,163
      Short sale transactions...............................................                     (22,403,778)
    Net realized gain on forward currency exchange contracts-Note 4(a);
      Long transactions.....................................................                         118,547
    Net realized (loss) on financial futures-Note 4(a);
      Short transactions....................................................                      (7,893,569)
                                                                                                 ___________
      NET REALIZED (LOSS)...................................................                                         (27,482,637)
    Net unrealized (depreciation) on investments, securities sold short and foreign currency transactions [including ($1,427,125) net
      unrealized (depreciation) on financial futures].......................                                         (28,971,658)
                                                                                                                    ___________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                         (56,454,295)
                                                                                                                    ___________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                        $(41,772,803)
                                                                                                                    =============


See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                          -------------------------------
                                                                                             1994                   1995
                                                                                           --------               --------
OPERATIONS:
    Investment income-net...................................................              $9,823,170              $14,681,492
    Net realized (loss) on investments, securities sold short,
      foreign currency transactions and financial futures...................              (9,217,163)             (27,482,637)
    Net unrealized appreciation (depreciation) on investments, securities sold short,
      foreign currency transactions and financial futures for the year......              26,168,303              (28,971,658)
                                                                                        -------------            ______________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....                26,774,310              (41,772,803)
                                                                                        -------------            ______________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................              (8,633,848)              (8,406,886)
      Class B shares........................................................                (913,770)              (1,940,644)
      Class C shares........................................................                   --                        --
      Class R shares........................................................                   --                        --
                                                                                        -------------            --------------
          TOTAL DIVIDENDS...................................................              (9,547,618)             (10,347,530)
                                                                                        -------------            --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................             116,664,797               39,533,363
      Class B shares....................................................                  85,400,651               26,973,391
      Class C shares........................................................                 --                         1,000
      Class R shares........................................................                 --                         1,000
    Dividends reinvested:
      Class A shares........................................................               4,857,514                5,143,774
      Class B shares........................................................                 489,988                  990,338
      Class C shares........................................................                    --                        --
      Class R shares........................................................                    --                        --
    Cost of shares redeemed:
      Class A shares........................................................            (147,154,408)            (136,312,596)
      Class B shares........................................................              (8,939,968)             (36,549,208)
      Class C shares........................................................                  --                       --
      Class R shares........................................................                  --                       --
                                                                                        -------------            --------------
          INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.              51,318,574             (100,218,938)
                                                                                        -------------            ---------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                  68,545,266             (152,339,271)
NET ASSETS:
    Beginning of year.......................................................             442,694,474              511,239,740
                                                                                        -------------            --------------
    End of year (including undistributed investment income-net:
      $9,771,962 in 1994 and $14,105,924 in 1995)...........................           $ 511,239,740            $ 358,900,469
                                                                                      ===============            ===============


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED
                                                                                     SHARES
                                                                                                CLASS C             CLASS R
                                                                                                ----------         --------
                                           CLASS A                      CLASS B                 PERIOD ENDED      PERIOD ENDED
                                     ------------------             ------------------
                                  YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                  ------------------------        ---------------------
                                  1994            1995             1994            1995            1995*            1995*
                                ---------        --------        ---------       ---------        ---------        --------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......           9,919,385        3,569,389      7,342,835         2,464,126          94               92
    Shares issued for
      dividends reinvested.        411,308          466,343         41,951            91,024          __             __
    Shares redeemed........    (12,560,968)     (12,382,551)      (783,960)       (3,400,272)         __             __
                                --------         --------        ---------        ----------       ---------        --------
          (DECREASE) IN
          SHARES OUTSTANDING    (2,230,275)      (8,346,819)     6,600,826          (845,122)         94              92
                                ===========      ===========    ===========      ===========      ===========      ===========
*  From August 22, 1995 (commencement of initial offering) to September 30, 1995.


See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
FINANCIAL HIGHLIGHTS
    Reference is made to page 4 of the Fund's Prospectus dated
February 1, 1996.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Comstock Partners, Inc. ("Comstock Partners") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $122,600,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1995. If not applied, $9,100,000 of the carryover expires in fiscal 1999, $29,800,000 expires in fiscal 2000, $17,800,000 expires in fiscal 2001, $56,700,000 expires in fiscal 2002, and $9,200,000 expires in fiscal 2003.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time. Outstanding borrowings on September 30, 1995 under the line of credit, amounted to $10 million, at an annualized rate of 7.05%.
    The average daily amount of short-term debt outstanding during the year ended September 30, 1995 was approximately $859,000, with a related weighted average annualized interest rate of 6.89%. The maximum amount borrowed at any time during the year ended September 30, 1995 was $10 million.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment
Advisory Agreement with Comstock Partners (together "Agreements") are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:


   AVERAGE NET ASSETS                      DREYFUS         COMSTOCK PARTNERS
   --------------------                    -------           --------------
    0 up to $25 million................   .60 of 1%          .15 of 1%
    $25 up to $75 million..............   .50 of 1%          .25 of 1%
    $75 up to $200 million.............   .45 of 1%          .30 of 1%
    $200 up to $300 million............   .40 of 1%          .35 of 1%
    In excess of $300 million..........   .375 of 1%         .375 of 1%
    The Agreements further provide that the Fund may deduct from the fees to be paid to Dreyfus and Comstock Partners, or Dreyfus and Comstock Partners will bear such excess expense, to the extent required by state law, should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 21\2% of the first $30
DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required for the year ended September 30, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $13,897 during the year ended September 30, 1995 from commissions earned on sales of Fund shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the year ended September 30, 1995, $738,584 was charged to the Fund for the Class B shares and $1 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amount to be paid to Service Agents. For the year ended September 30, 1995, $822,664, $246,195 were charged to Class A and B shares, respectively, and no amounts were charged to the Class C shares, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and each director emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the year ended September 30, 1995:
                                           PURCHASES               SALES
                                        _______________       _______________
    Long transactions..............     $  87,407,314         $  77,568,367
    Short sale transactions........        136,098,892           76,244,500
                                        _______________       _______________
      TOTAL........................       $223,506,206         $153,812,867
                                        ==============        ==============
    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at September 30, 1995 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes open forward currency contracts at
September 30, 1995:
                                                                                                   U.S. DOLLAR      UNREALIZED
 FORWARD CURRENCY CONTRACTS:                                                       PROCEEDS           VALUE        (DEPRECIATION)
                                                                                   -------           -------       --------------
    SALES:
      Dutch Guilders, expiring 11/20/95......................                      $4,072,948       $4,203,262     $ (130,314)
      German Deutschemarks, expiring 11/17/95................                      73,520,652       75,890,661      (2,370,009)
      Swiss Francs, expiring 11/17/95........................                      42,549,364       45,252,174      (2,702,810)


                                                                                    COST
                                                                                   -------
    PURCHASES;
      Hong Kong Dollars, expiring 10/3/95....................                      $181,174            181,174            --
                                                                                                                   -------------
          TOTAl..............................................                                                      $ (5,203,133)
                                                                                                                   =============

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1995 and their related unrealized market appreciation (depreciation) are set forth in the Statement of Financial Futures.
    The Fund may purchase put and call options, including restricted options, which are not exchange traded in order to gain exposure to or protect against changes in the market. The Fund's exposure to credit risk associated with counter party nonperformance on these investments is typically limited to the market value of such investments that are disclosed in the Statement of Investments.
    The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. As a result the Fund may be subject to credit risk from the issuer of DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sovereign Debt Obligations and the third party. In addition such loans may be less liquid and may be subject to greater price volatility.
    (B) At September 30, 1995, accumulated net unrealized appreciation on investments was $20,631,522, consisting of $46,860,961 gross unrealized appreciation and $26,229,439 gross unrealized depreciation, excluding foreign currency transactions.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CAPITAL VALUE FUND (A PREMIER FUND)
    We have audited the accompanying statement of assets and liabilities of Dreyfus Capital Value Fund
(A Premier Fund), including the statements of investments, financial futures and securities sold short, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Capital Value Fund (A Premier Fund) at September 30,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[Ernst & Young LLP signature logo]

New York, New York
November 13, 1995








                      DREYFUS CAPITAL VALUE FUND, INC.


                          PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement

                Condensed Financial Information for the period from October 10, 1985 (commencement of operations) to September 30, 1986 and for each of the fiscal years ended September 30, 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994 and 1995.

                Included in Part B of the Registration Statement:


                     Statement of Investments--September 30, 1995

                     Statement of Financial Futures--September 30, 1995

                     Statement of Securities Sold Short--September 30, 1995

                     Statement of Assets and Liabilities--September 30, 1995

                     Statement of Operations--year ended September 30, 1995

                     Statement of Changes in Net Assets--for each of the years ended September 30, 1994 and 1995

                     Notes to Financial Statements

                     Report of Ernst & Young LLP, Independent Auditors, dated November 13, 1995




All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


  (b)      Exhibits:

  (1)(a)   Registrant's Amended and Restated Charter and Articles
           Supplementary are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.

  (2)      Registrant's By-Laws.

  (5)(a) Investment Advisory Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1994.

     (b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.

  (6)(a)   Distribution Agreement is incorporated by reference to Exhibit
           (6)(a) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1994.

     (b) Forms of Service Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.

  (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.

     (b)   Sub-Custodian Agreements are incorporated by reference to Exhibit
           (8)(a) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1994.

  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.

  (10) Opinion and Consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.

  (11)     Consent of Independent Auditors.

  (15) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 15 to the Post-Effective Amendment No. 15 filed on January 28, 1994.





Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


  (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.


           Other Exhibits
           ______________


                (a) Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.


                (b) Certificate of Corporate Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 21, 1995.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of January 17, 1996
         ______________                  _____________________________

         Common Stock
         (Par value $.01)
         Class A Shares -                    14,410
         Class B Shares -                     3,992
         Class C Shares -                        12
         Class R Shares -                         1


Item 27.    Indemnification
_______     _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is indemnified, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on August 27, 1985.



Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 28(b).       Business and Other Connections of Sub-Investment Advisers

             (i) Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Comstock partners, Inc. ("Comstock"), the sub-investment adviser to the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Comstock or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Comstock (SEC File No. 801-28570).


 Item 29. Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund
          98)  Premier Strategic Growth Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02903-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES
                                  __________


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of January, 1996.


                  DREYFUS CAPITAL VALUE FUND, INC.


               BY:/s/Marie E. Connolly*
                  ________________________________
                  Marie E. Connolly, President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                        Title                       Date

___________________________  ______________________________       _________


/s/Marie E. Connolly*          President and Treasurer             1/29/96
_____________________________  (Principal Executive Officer)
Marie E. Connolly



/s/Joseph F. Tower, III*       Assistant Treasurer (Principal      1/29/96
-----------------------------  Accounting and Financial Officer)
Joseph F. Tower, III


/s/David W. Burke*             Board member                        1/29/96
_____________________________
David W. Burke


/s/Hodding Carter, III*        Board member                        1/29/96
_____________________________
Hodding Carter, III


/s/Joseph S. DiMartino*        Chairman of the Board               1/29/96
_____________________________
Joseph S. DiMartino


/s/Ehud Houminer*              Board member                        1/29/96
_____________________________
Ehud Houminer


/s/Richard C. Leone*           Board member                        1/29/96
_____________________________
Richard C. Leone


/s/Hans Mautner*               Board member                        1/29/96
_____________________________
Hans Mautner


/s/Robin A. Smith*             Board member                        1/29/96
_____________________________
Robin A. Smith


/s/John E. Zuccotti*           Board member                        1/29/96
_____________________________
John E. Zuccotti



*BY: /s/Eric B. Fischman
     ________________________
     Eric B. Fischman,
     Attorney-in-Fact







                              INDEX OF EXHIBITS


           (2)       Registrant's By-Laws

           (11)      Consent of Independent Auditors